UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 23, 2016

AEHR TEST SYSTEMS

(Exact name of registrant as specified in its charter)

California	000-22893	94-2424084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 KATO TERRACE FREMONT, CA 94539
(Address of principal executive offices, including zip code)

510-623-9400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information set forth in Item 7.01 of this Current Report on Form 8-K regarding the preliminary financial results of Aehr Test Systems (the “Company”) for the first quarter of fiscal 2017, ended August 31, 2016, is hereby incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On September 23, 2016, the Company issued a press release announcing a private placement of its common stock and preliminary financial results for the first quarter of fiscal 2017, ended August 31, 2016, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEHR TEST SYSTEMS

By:	/s/ KENNETH B. SPINK
Kenneth B. Spink Vice President of Finance and Chief Financial Officer

Date:  September 23, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 23, 2016.